UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2019

CELL SOURCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-554134	32-0379665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Suite 400
New York, NY 10019
 (Address of principal executive offices, including Zip Code)

(646) 416-7896
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OF OFFICERS

On April 19, 2019, Cell Source, Inc. (the “Company”) announced that Yoram Drucker had resigned his position as a Director of the Company effective as of such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2019

Cell Source, Inc.

By:	/s/ Itamar Shimrat
Name:	Itamar Shimrat
Title:	President and Chief Executive Officer

2